Supplement dated May 14, 2014 to the current Summary Prospectus

John Hancock Global Conservative Absolute Return Fund
(the “Fund”)

The following information supplements the portfolio manager information in the Fund summary section of the Prospectus under the heading “Portfolio management.”

Effective immediately, Ian Pizer, CFA no longer serves as a portfolio manager of the Fund. Accordingly, all references to Ian Pizer, CFA as a portfolio manager on the investment management team of the Fund are removed from the Summary Prospectuses for all share classes of the Fund. Roger Sadewsky will continue as portfolio manager of the Fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.